Form N-SAR

Sub-Item 77C
Matters Submitted to a Vote of Security Holders
2-34393, 811-1879

Shareholder Meetings

A Special Meeting of Shareholders of the Funds was held on June 10, 2010 and adjourned and reconvened on June 29, 2010 and July 14, 2010. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered "independent."

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             Record Date                                                     Percentage of Total
Trustees        Votes                      Number of Votes                    Outstanding Votes           Percentage of Voted
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                             Affirmative      Withheld         Total     Affirmative Withheld  Total  Affirmative Withheld  Total
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
Jerome S.
Contro      93,164,070,144  55,991,400,493  2,811,668,991  58,803,069,484  60.100%    3.018%  63.118%   95.218%    4.782%  100.000%
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William F.  93,164,070,144  55,992,793,728  2,810,275,756  58,803,069,484  60.102%    3.016%  63.118%   95.221%    4.779%  100.000%
McCalpin
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John W.
McCarter,
Jr.         93,164,070,144  55,954,311,420  2,848,758,064  58,803,069,484  60.060%    3.058%  63.118%   95.155%    4.845%  100.000%
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John P.
McGonigle   93,164,070,144  55,989,461,018  2,813,608,466  58,803,069,484  60.098%    3.020%  63.118%   95.215%    4.785%  100.000%
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Dennis B.
Mullen      93,164,070,144  55,978,512,378  2,824,557,106  58,803,069,484  60.086%    3.032%  63.118%   95.197%    4.803%  100.000%
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James T.
Rothe       93,164,070,144  55,983,957,794  2,819,111,690  58,803,069,484  60.092%    3.026%  63.118%   95.206%    4.794%  100.000%
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William D.
Stewart     93,164,070,144  55,987,683,815  2,815,385,669  58,803,069,484  60.096%    3.022%  63.118%   95.212%    4.788%  100.000%
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Martin H.   93,164,070,144  55,947,439,881  2,855,629,603  58,803,069,484  60.053%    3.065%  63.118%   95.144%    4.856%  100.000%
Waldinger
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Linda S.
Wolf        93,164,070,144  55,983,340,411  2,819,729,073  58,803,069,484  60.091%    3.027%  63.118%   95.205%    4.795%  100.000%
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

Proposal 2a
To approve an amended and restated investment advisory agreement between Janus Forty Fund and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.

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                                                                                Number of Votes
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          Fund              Record Date Votes        Affirmative          Against           Abstain         Broker Non-Vote
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
    Janus Forty Fund          6,783,868,801         2,364,604,532       262,830,915       102,478,040         743,264,357
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

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                              Percentage of Total Outstanding Votes                         Percentage Voted
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                                                                Broker
         Fund            Affirmative    Against    Abstain     Non-Vote    Affirmative    Against     Abstain   Broker Non-Vote
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
   Janus Forty Fund        34.856%      3.874%      1.512%     10.956%       68.082%       7.567%     2.951%        21.400%
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

Proposal 2b
To approve an amended and restated investment advisory agreement between Janus Fund and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.

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                                                                     Number of Votes
---------------------------------------------------------------------------------------------------------
          Fund              Record Date Votes        Affirmative          Against           Abstain
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
       Janus Fund             9,310,277,115         3,579,515,265       611,739,597       605,655,408
---------------------------------------------------------------------------------------------------------

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                       Percentage of Total Outstanding Votes                Percentage Voted
---------------------------------------------------------------------------------------------------------

         Fund            Affirmative    Against    Abstain        Affirmative     Against       Abstain
---------------------------------------------------------------------------------------------------------
      Janus Fund           38.446%      6.571%      6.505%          74.621%       12.753%       12.626%
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

Proposal 2c
To approve an amended and restated investment advisory agreement between Perkins Global Value Fund (formerly named Janus Global Opportunities Fund) and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                Number of Votes
-------------------------------------------------------------------------------------------------------------------------------
           Fund              Record Date Votes        Affirmative          Against           Abstain         Broker Non-Vote
-------------------------------------------------------------------------------------------------------------------------------
      Perkins Global
       Value Fund(1)           105,185,981            40,638,465         9,981,363         3,043,061            836,561
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
(1) Formerly named Janus Global Opportunities Fund.

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                              Percentage of Total Outstanding Votes                          Percentage Voted
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                                                                Broker
         Fund            Affirmative    Against    Abstain     Non-Vote    Affirmative     Against      Abstain   Broker Non-Vote
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
    Perkins Global
     Value Fund(1)         38.635%      9.489%      2.893%      0.795%       74.566%       18.315%      5.584%        1.535%
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
(1) Formerly named Janus Global Opportunities Fund.

Proposal 2d
To approve an amended and restated investment advisory agreement between Janus Overseas Fund and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.

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                                                                                Number of Votes
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          Fund              Record Date Votes        Affirmative           Against            Abstain         Broker Non-Vote
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
  Janus Overseas Fund        12,359,849,431         4,373,768,639       1,073,635,366       289,994,083         479,938,212
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

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                              Percentage of Total Outstanding Votes                          Percentage Voted
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                                                                Broker
         Fund            Affirmative    Against    Abstain     Non-Vote    Affirmative     Against     Abstain   Broker Non-Vote
---------------------------------------------------------------------------------------------------------------------------------
  Janus Overseas Fund      35.388%      8.686%      2.346%      3.883%       70.349%       17.268%     4.664%        7.719%
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

Proposal 2e
To approve an amended and restated investment advisory agreement between Janus Twenty Fund and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.

----------------------------------------------------------------------------------------------------------
                                                                     Number of Votes
----------------------------------------------------------------------------------------------------------
          Fund              Record Date Votes        Affirmative          Against           Abstain
----------------------------------------------------------------------------------------------------------
   Janus Twenty Fund          9,906,058,159         4,008,998,878       677,612,765       342,837,915
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                       Percentage of Total Outstanding Votes               Percentage Voted
----------------------------------------------------------------------------------------------------------

         Fund            Affirmative    Against    Abstain        Affirmative     Against      Abstain
----------------------------------------------------------------------------------------------------------
   Janus Twenty Fund       40.471%      6.840%      3.461%        79.710%       13.473%      6.817%
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

Proposal 3
To approve an amended and restated investment advisory agreement between Janus Global Real Estate Fund and Janus Capital Management LLC to change the Fund's benchmark index for purposes of calculating the performance-based investment advisory fee.

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                                                                     Number of Votes
----------------------------------------------------------------------------------------------------------
          Fund              Record Date Votes        Affirmative          Against           Abstain
----------------------------------------------------------------------------------------------------------
   Janus Global Real
      Estate Fund              24,303,080             11,599,442          965,833          1,329,544
----------------------------------------------------------------------------------------------------------

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                       Percentage of Total Outstanding Votes              Percentage Voted
--------------------------------------------------------------------------------------------------------

         Fund            Affirmative    Against    Abstain       Affirmative    Against     Abstain
--------------------------------------------------------------------------------------------------------
   Janus Global Real
      Estate Fund          47.728%      3.974%      5.471%        83.480%       6.951%     9.569%
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

Proposal 4
To approve an amended and restated investment advisory agreement between Perkins Global Value Fund (formerly named Janus Global Opportunities Fund) and Janus Capital Management LLC to allow Janus Capital to engage a subadviser for the Fund.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                Number of Votes
-------------------------------------------------------------------------------------------------------------------------------
          Fund              Record Date Votes        Affirmative          Against           Abstain         Broker Non-Vote
-------------------------------------------------------------------------------------------------------------------------------
     Perkins Global
      Value Fund(1)            105,185,981            42,792,706         6,838,837         4,031,346            836,561
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
(1) Formerly named Janus Global Opportunities Fund.

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                              Percentage of Total Outstanding Votes                          Percentage Voted
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                                                                Broker
         Fund            Affirmative    Against    Abstain     Non-Vote    Affirmative     Against     Abstain   Broker Non-Vote
---------------------------------------------------------------------------------------------------------------------------------
    Perkins Global
     Value Fund(1)         40.682%      6.502%      3.833%      0.795%       78.520%       12.548%     7.397%        1.535%
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
(1) Formerly named Janus Global Opportunities Fund.

Proposal 5
To approve a subadvisory agreement between Janus Capital Management LLC, Perkins Global Value Fund's (formerly named Janus Global Opportunities Fund) investment adviser, and Perkins Investment Management LLC, that appoints Perkins as subadviser to the Fund.

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                                                                                Number of Votes
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          Fund              Record Date Votes        Affirmative          Against           Abstain         Broker Non-Vote
-------------------------------------------------------------------------------------------------------------------------------
     Perkins Global
      Value Fund(1)            105,185,981            42,420,234         6,741,515         4,501,141            836,561
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
(1) Formerly named Janus Global Opportunities Fund.

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                              Percentage of Total Outstanding Votes                          Percentage Voted
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                                                                Broker
         Fund            Affirmative    Against    Abstain     Non-Vote    Affirmative     Against     Abstain   Broker Non-Vote
---------------------------------------------------------------------------------------------------------------------------------
    Perkins Global
     Value Fund(1)         40.329%      6.409%      4.279%      0.795%       77.836%       12.370%     8.259%        1.535%
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
(1) Formerly named Janus Global Opportunities Fund.